                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                              TO THE HOLDERS OF:
BANK OF                             Corporate Band-Backed Certificates
     NEW                            Series 1998-CAT-1
  YORK                              Class A-1 Certificates
                                                       CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions
of Trust, The Bank of New York, as trustee submits the following
cash basis statement for the period ending :                       March 01,2004

INTEREST ACCOUNT
Balance as of September 02,2003                                                                                               $0.00
      Schedule Income received on securities.........................................                                 $1,843,750.00
      Unscheduled Income received on securities......................................                                         $0.00
      Schedule Interest received from Swap Counterparty..............................                                         $0.00
      Unscheduled Interest received from Swap Counterparty...........................                                         $0.00
      Interest Received on sale of securities........................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders..............................................   $1,112,663.00
      Distribution to Swap Counterparty..............................................           $0.00
      Trustee Fees...................................................................       $2,250.00
      Fees allocated for third party expenses........................................         $750.00
Balance as of March 01,2004                                                                   Subtotal                  $728,087.00


PRINCIPAL ACCOUNT
Balance as of September 02,2003                                                                                               $0.00
      Scheduled Principal payment received on securities.............................                                         $0.00
      Principal received on sale of securities.......................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders..............................................       $728,087.00
      Distribution to Swap Counterparty..............................................             $0.00
Balance as of March 01,2004                                                                     Subtotal                $728,087.00
                                                                                                 Balance                      $0.00

                 UNDERLYING SECURITIES HELD AS OF: March 01,2004
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0